UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: March 5, 2013

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD DISCLOSURE

E*TRADE Financial Corporation (the “Company”) is presenting today at the Raymond James 34th Annual Institutional Investors Conference. A copy of the Company’s presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein. During the presentation, the Company will discuss its Daily Average Revenue Trades (DARTs) for the month of February. For February 2013, the Company reports DARTs of 152,154, a one percent decrease from January and a 10 percent decrease from the year-ago period. The Company intends to issue its standard monthly activity report for February, including loan performance data for the January and February periods, on or about March 13, 2013.

The information appearing in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation for Raymond James 34th Annual Institutional Investors Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: March 5, 2013	By:	/s/ Karl A. Roessner
Name: Karl A. Roessner
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation for Raymond James 34th Annual Institutional Investors Conference.